Exhibit 10.33

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTRACT MANUFACTURING AGREEMENT

This Contract Manufacturing Agreement (the “Agreement”) is effective as of April 1st, 2015 (the “Effective Date”) by and between

(1)	Fresenius Kabi Austria GmbH, Hafnerstrasse 36, A-8055 Graz, Austria (“FRESENIUS”)

and

(2)	TransMedics Inc., 200 Minuteman Road, Suite 302, Andover, MA 01810, USA (“COMPANY”).

Recitals

(A)	WHEREAS, COMPANY holds one or more market authorisations of the Product (as defined herein).

(B)	WHEREAS, COMPANY desires to obtain manufacture and supply of the Product from FRESENIUS.

(C)	WHEREAS, FRESENIUS desires to manufacture the Product and supply it to COMPANY.

(D)

WHEREAS, the Parties have agreed to enter into this Agreement to set forth the general terms and conditions on which the manufacture and supply of any particular Product under a Product Schedule (as defined herein) will be carried out,

NOW, THEREFORE, the Parties agree as follows;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.	Definitions

Unless otherwise specifically provided in this Agreement, the following terms shall have the following meanings:

1.1.

“Affiliates” means, with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, “control” means’ (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such Person.

1.2.	‘‘Batch” means the quantity of units of a Product produced from a single homogeneous mix.

1.3.

“cGMP” means the current good manufacturing practices as they relate to that part of quality assurance which ensures that medicinal products are consistently produced and controlled to the quality standards appropriate to their intended use in each jurisdiction in which regulatory approval has been obtained, including without limitation, the principles and guidelines specified in Chapter II of European Commission Directive 91/356/EEC (as amended), and the regulations set forth in Title 21 of the U.S. Code of Federal Regulations, Parts 210-211, 820 and Subchapter C (Drugs), quality system regulations and the requirements thereunder imposed by the FDA. In case of conflict with respect to the laws in such jurisdictions, the laws with the strictest interpretation shall control.

1.4.	“Confidential Information” means all information disclosed by or on behalf of the relevant Party to the other Party pursuant to this Agreement in written, oral or any other form.

1.5.	“Disclosing Party” means the Party disclosing Confidential Information.

1.6.	‘‘Effective Date” is defined in the preamble to this Agreement.

1.7.	“First Price Review Date” means the date on which the then current Price for a Product will first be reviewed and negotiated, as specified in item C.4 of the relevant Product Schedule.

1.8.	“Fixed Price Term” means the term for which the Price specified in the relevant Product Schedule at the time of signing will remain fixed, as specified in item C.3 of the relevant Product Schedule.

1.9.	“Forecast” means a listing of the quantities of the relevant Product that COMPANY expects to order from FRESENIUS within a rolling time-frame.

1.10.

“Intellectual Property” means all know-how, copyright, trademarks, patents, design, information and documentation, drawings and other intellectual property of any kind (whether or not protected under patent, trademark, copyright or similar laws).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.11.	“Invoice Currency” means the currency in which each Product will be invoiced and paid, as specified in item C.2 of the relevant Product Schedule.

1.12.	“Loss” means any and all liabilities, damages and expenses, including interest, penalties, and reasonable lawyers’ fees and disbursements.

1.13.	“Manufacturing Activities” means production by FRESENIUS of Product for regular sale by COMPANY.

1.14.	“Parties” means FRESENIUS and COMPANY. “Party” means either FRESENIUS or COMPANY.

1.15.	“Person” means any individual or entity.

1.16.	“Price,” with respect to each Product, means the amount payable for such Product, as determined in accordance with the terms hereof and the relevant Product Schedule.

1.17.	“Product(s)” means the product to be supplied pursuant to this Agreement, and as detailed in Part A (Specification) of each Product Schedule.

1.18.	“Product Schedule” means a schedule executed and delivered by the Parties in accordance with Section 2.

1.19.	“Product Schedule Effective Date” means, with respect to each Product Schedule, the date on which such Product Schedule becomes effective, as set forth in such Product Schedule.

1.20.

“Purchase Order” means a binding order for such quantities of a Product as COMPANY commits to order from FRESENIUS from time to time during the Term, with a statement of the date on which delivery of such shipment shall be required.

1.21.	“Quality Agreement/’ means the Quality Agreement(s) entered into by and between the Parties.

1.22.	“Receiving Party” means the Party to whom Confidential Information is disclosed.

1.23.

“Specification(s),” with respect to each Product, means the specifications for such Product, as specified in Part A of the relevant Product Schedule, as the same may be updated from time to time in accordance with the current Quality Agreement.

1.24.

“Term”, means the period beginning on the Effective Date and continuing until the earlier of (a) the date of expiration of the Product Schedule that has the latest expiration date and (b) the date upon which this Agreement is terminated in accordance with Article 16.

1.25.	“Third Party” means any Person other than the Parties and their Affiliates.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	Product Schedules

2.1.

The Parties shall enter into a Product Schedule for the supply of each Product they wish to be governed by the terms and conditions of this Agreement, each of which shall be attached hereto as part of Exhibit 1.

2.2.	Any number of Product Schedules may be executed pursuant to this Agreement during the Term. Each Product Schedule will govern the supply of the Product set forth therein.

2.3.	Each Product Schedule will operate for the term specified in the preamble of that Product Schedule unless earlier terminated in accordance with Sec. 16 of this Agreement.

3.	Forecasting: Minimum Order Quantity

3.1.

Part B.3 of each Product Schedule sets forth a binding Forecast of Product, which COMPANY will order beginning from the date of the signature of such Product Schedule, subject to the terms and conditions in such Product Schedule.

3.2.

For every Product, at least [***] prior to the first day of each January, April, July and October, COMPANY shall submit to FRESENIUS a good faith, estimated rolling Forecast of the quantity of Products COMPANY expects to order for production on a monthly basis during the next [***]. The first [***] of any given Forecast shall be binding to COMPANY and COMPANY shall place Purchase Orders for all Product forecasted therein during the month indicated by the Forecast. The Forecast for the fourth, fifth and sixth months shall be “semi-firm”, and COMPANY shall place Purchase Orders for between [***]% and [***]% of the quantities of the Product specified in the Forecast for such months. The succeeding [***] of any Forecast are non-binding estimations and shall be used by FRESENIUS for planning purposes only; the Forecasts concerning this time period may be changed without FRESENIUS’ written consent.

3.3.

With respect to the MOQs in Part B.3 of each Product Schedule, if COMPANY does not issue Purchase Orders for such quantities within the specified time period, FRESENIUS can demand compensation as defined in Part C.5 of the relevant Product Schedule.

3.4.

With respect to the binding and semi-binding portions of Forecasts, if COMPANY does riot issue Purchase Orders for the forecasted quantities within the specified time period in accordance with Section 3.2, FRESENIUS may issue to COMPANY an invoice for storage fees of [***], per calendar week per full pallet of already delivered but unused raw materials ordered by FRESENIUS to satisfy such forecasted quantities, which invoice shall list the actual number of pallets and identify the specific raw materials actually on hand corresponding to such forecasted but unordered quantities of Products. COMPANY shall pay any such properly documented invoice within thirty (30) days after receipt.

3.5.

FRESENIUS shall (a) allocate sufficient manufacturing capacity, components and parts for manufacture of the Products in sufficient quantity to meet the binding and semi-binding portions of each Forecast, and (b) promptly inform COMPANY of any significant unavailability of capacity, components or parts it might face in fulfilling COMPANY’S Forecasts. Notwithstanding anything to the contrary in this Agreement or the applicable

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Product Schedule, COMPANY shall have no obligation with respect to any Forecast to the extent of any unavailability of capacity, components or parts.

3.6.

If COMPANY requests and FRESENIUS does not object within thirty (30) days after receipt of such request, FRESENIUS shall, at COMPANY’S expense and pursuant to a mutually agreed plan and budget, fully qualify a second manufacturing plant for Products that is in a different country in Europe than its initial manufacturing plant or with COMPANY’S prior written consent, qualify a reputable Third Party manufacturer with a physically distinct manufacturing facility to produce the Products. COMPANY shall be entitled to visit and inspect all proposed manufacturing facilities for the Products.

4.	Orders: Delivery: Acceptance/Rejection

4.1.

COMPANY shall submit to FRESENIUS Purchase Orders for its planned requirements of Product not later than three (3) months prior to the applicable delivery date. Each Purchase Order shall detail the COMPANY purchase order number, COMPANY Product code, and COMPANY Product names as well as the required quantities per delivery date. All Purchase Orders shall be in writing, and shall be confirmed by FRESENIUS in writing within ten (10) working days after receipt of each firm purchase order, confirming the calendar week of delivery.

4.2.

FRESENIUS shall accept and confirm all Purchase Orders that are consistent with the most recent Forecast and the three (3) month lead time, and shall use reasonable efforts to accommodate Purchase Orders for quantities In excess of those in the most recent Forecast and/or with delivery dates earlier than three (3) months after the date of the Purchase Order.

4.3.

All Products shall be handled, packaged, labeled and shipped by FRESENIUS according to the Specifications and to any reasonable instructions from COMPANY, and shall be accompanied by an appropriate certificate of analysis. FRESENIUS shall provide COMPANY by e-mail with a copy of the certificate of analysis and the part of the Batch documentation required for release of the Product. All Products shall be appropriately labeled with traceable Batch numbers and date of manufacture. FRESENIUS shall mark the Products and packaging with the country of origin as required, and provide a certificate of origin and any other documents required for customs purposes. FRESENIUS shall deliver each shipment to COMPANY or COMPANY’S designee in accordance with the applicable Product Schedule. At the request of COMPANY, FRESENIUS will give assistance in arranging transport of the Products in which case FRESENIUS shall follow the instructions of COMPANY.

4.4.

Unless otherwise set forth in the applicable Product Schedule, all freight and insurance costs in respect of the Products shall be borne by COMPANY and title, risk of loss, delay or damage in transit shall be with COMPANY from and after delivery to COMPANY’S designated carrier.

4.5.

FRESENIUS shall fully deliver and Company shall fully pick up in accordance with this Sec. 4 all Products ordered pursuant to a confirmed Purchase Order within two (2) weeks before or after the confirmed calendar week of delivery, Any failure to deliver Product by

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the date that is four (4) weeks after the confirmed calendar week of delivery shall be considered a material breach of this Agreement by FRESENIUS.

4.6.

Other than for Hidden Defects as described in Sec. 4.10, COMPANY shall have thirty (30) days after delivery of any Batch of Products pursuant to this Article 4 to reject such Batch. COMPANY may reject a Batch of Products, or a portion thereof, for the (a) failure of such Batch to meet the Specifications; or (b) failure of such Batch to meet FRESENIUS’s warranties set forth herein, Failure of COMPANY to reject a Batch of the Products in the manner set forth above within thirty (30) days after delivery of such Batch shall constitute acceptance thereof.

4.7.

If only a portion of a Batch should be rejected, the Parties shall cooperate and endeavor, to allow the sale of that portion of the Batch than can be sold in compliance with all applicable laws, rules and regulations, and the portion so allowed, if any, will be considered as purchased and delivered as required under this Agreement.

4.8.

Should COMPANY rightfully reject any Batch of Product, or part thereof, pursuant to Section 4,6 and FRESENIUS agrees that such rejection is justified, FRESENIUS shall not charge COMPANY for such rejected part of the) Batch and shall reimburse COMPANY for the shipping costs for such (rejected part of the) Batch incurred by COMPANY. FRESENIUS shall have no further liability to COMPANY in respect of such Batch except that FRESENIUS shall have the obligation to replace the rejected (part of the) Batch as promptly as possible. The Parties shall agree how to destroy any such rejected (part of the) Batch. Costs related to the disposal, destruction and/or return of such Batch shall be borne by FRESENIUS.

4.9.

Should COMPANY reject any Batch, or part thereof, pursuant to Section 4.6 and FRESENIUS and COMPANY, after good faith negotiation, fail to agree that such rejection is justified, the Parties shall mutually agree on an independent Third Party to evaluate all documentation relating to such Batch of Products and other relevant information developed by both Parties relating thereto to ascertain whether the rejection is justified. If the Third Party determines that COMPANY’S rejection is justified, FRESENIUS shall pay for the costs of the independent Third Party’s review and Sec. 4.8 applies to the same extent as if FRESENIUS had agreed the rejection is justified. If the Third Party determines that COMPANY’S rejection is not justified, COMPANY shall pay for the costs of the independent Third Party’s review, and COMPANY shall pay FRESENIUS for such Batch, and FRESENIUS will have no further liability to COMPANY with respect thereto.

4.10.

If it is found that a Batch of Products has not been manufactured in accordance with the Specifications and/or FRESENIUS’s warranties hereunder, which could not reasonably have been found by diligent and adequate inspection by COMPANY (a “Hidden Defect”), Section 4.6 above applies mutatis mutandis, except that the relevant event for the time to reject is the discovery of such Hidden Defect and not the delivery of the Batch. In any case COMPANY must reject a faulty Batch (or part thereof) within twelve (12) months after the delivery of said Batch of Products.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.11.

Any rejection by COMPANY must be In writing and must reference the date of COMPANY’S applicable Purchase Order and FRESENIUS’ invoice as well as the date of delivery and if applicable the discovery of a Hidden Defect.

5.	Representations and Warranties: Quality; Audits

5.1.

FRESENIUS represents and warrants that ail quantities of the Products supplied hereunder shall (a) meet the Specification as determined by the analytical methods set out in the Part A of the relevant Product Schedule, (b) conform to cGMP, the Quality Agreement, and ail applicable laws as such laws exist at the time of delivery of such Product, the manufacturing, testing and supplying thereof shall comply with the Quality Agreement, and the manufacturing thereof shall adhere to all governmental laws, rules and regulations applicable to the manufacture of the Products in the United States and Europe, (c) not be adulterated, misbranded or otherwise in violation of the U.S. Federal Food, Drug and Cosmetic Act, and its foreign equivalents, as such laws exist at the time of delivery of such Product, (d) be free and clear of any liens and/or encumbrances by any Third Party, including but not limited to any geographic or other restriction imposed on the sale of such Product, and (e) to the best of FRESENlUS’s knowledge, have been manufactured in a manner that does not infringe on any Third Party’s intellectual property rights.

5.2.

FRESENIUS represents and warrants that it has received, and shall maintain at all relevant times, ail governmental permits, licenses and approvals enabling FRESENIUS lawfully and properly to perform its obligations under this Agreement, including ail approvals required by all applicable regulatory agencies for the operation of the facility where Products are manufactured as a cGMP manufacturing facility and necessary to operate such facility in compliance with all applicable local laws, rules and regulations in Austria.

5.3.

As regulated under the Quality Agreement, FRESENIUS shall permit authorized representatives of COMPANY at reasonable times to audit Batch records and/or the plant where Product is manufactured in the following cases:

(a)

Once per two (2) years under the express condition that such audits are performed at least three (3) weeks after announcement thereof, provided that the time of the audit does not coincide with an important activity of the plant (e.g., audit of another customer or an authority),

(b)	in the event of a Batch-related rejection or investigation as contemplated in Sec. 4,

(c)

in the event FRESENIUS shall receive a “Warning Letter” from the FDA relating to the manufacture, packaging or labelling of the Products by FRESENIUS or otherwise affecting the Products or similar notification from a regulatory agency, auditing FRESENlUS’s operation, and/or

(d)

in accordance with the procedures set forth in the Quality Agreement to ensure that the principles of cGMP and the provisions of this Agreement are followed in connection with the production of the Products.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Representatives of COMPANY may be present during any investigation or action by any regulatory authority that is specific to or involves a Product. In case of emergency, the Parties will mutually agree in good faith, on the date of a short-dated special quality audit. FRESENIUS will rectify any deficiencies noted during the course of an audit, If COMPANY requests FRESENIUS to implement changes over and above cGMP, and if FRESENIUS agrees to implement such changes, the costs therefor will be borne by COMPANY.

5.4.

FRESENIUS shall provide to COMPANY copies of ail correspondence from applicable regulatory agencies relating to any Product, and all inspection reports issued by such regulatory agencies during the Term to the extent they relate to the manufacture of the Products as such reports and correspondence becomes available. FRESENIUS agrees to notify COMPANY promptly of any governmental inspection activity or actions relating to any of the Products, or to any process, equipment or facilities used to manufacture any Product. Such notification shall apply to any unannounced inspection by COMPANY’S European Notified Body for any Product, and FRESENIUS shall allow any such inspection.

5.5.	All materials needed to manufacture the Products shall be tested by FRESENIUS to ensure that they meet applicable specifications and quality standards as set forth in the Quality Agreement.

5.6.	Further quality relevant issues and the allocation of the responsibilities are listed in the Quality Agreement.

6.	Price

6.1.

The Price of each Product is exclusive of Value Added Tax, which, if payable, shall be borne and paid by COMPANY against the provision by FRESENIUS of an appropriate VAT invoice. The Price is payable in the applicable Invoice Currency, item C.2 of the relevant Product Schedule.

6.2.

For each Product, the Price(s) specified in item C.l of the relevant Product Schedule at the time of signing will remain fixed for the Fixed Price Term, item C.3 of the relevant Product Schedule. On the First Price Review Date (item C.4 of the relevant Product Schedule) and on each anniversary of such First Price Review Date, the Price(s) will be adjusted (up or down) by the change in the index level specified in the Austrian Industrial Producer Price Index published by Statistics Austria mttp://www.stati5tik,at/web_en/statistics/Prices/industri3l_output_priceJndex/) over the twelve (12) months period ending on October 31 of the preceding calendar year; provided, however, that any such annual adjustment to any Price shall be capped at [***] above or below the previous Price.

6.3.

The reference purchase price for [***] is [***], which corresponds to direct raw material costs for [***] for a unit of Product of [***] €, If these direct raw material costs to FRESENIUS for [***] for a unit of Product have changed (up or down) by more than [***], FRESENIUS will notify COMPANY of such price change.’ Following such notification,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Price for subsequent Purchase Orders shall increase or decrease on a Euro-for-Euro basis by the amount by which such costs have changed in excess of [***]. For example, if the Price is €[***],-, the direct raw material cost to FRESENIUS for [***] for a unit of Product is €[***],-, and such cost decreases to €[***],-, the Price for subsequent Purchase Orders would decrease to €[***],-.

7.	Invoicing and Payment

7.1.

FRESENIUS shall issue an invoice to COMPANY for the applicable Price for ail Products delivered to COMPANY, The invoice shall contain a reference identifying this Agreement and the relevant Product Schedule, and shall state FRESENIUS s registered VAT number.

7.2.	COMPANY shall pay all invoices in full within thirty (30) days after the date of the relevant invoice to FRESENIUS.

8.	Appointed Suppliers

8.1.

The Parties may agree that FRESENIUS will order certain or all raw material or packaging, which are needed to manufacture the Product, from certain COMPANY-appointed suppliers (“Appointed Suppliers”). If the Parties agree on this, these Appointed Suppliers will be listed in the relevant Annex of the Quality Agreement.

8.2.

COMPANY is responsible for auditing and qualification of ail Appointed Suppliers. If an Appointed Supplier does not deliver in the quality demanded or if its deliveries suffer shortfalls, damages or defects, COMPANY and FRESENIUS will negotiate further actions. Under no circumstances shall any failure to supply the Product by FRESENIUS to COMPANY caused by a delay or default of the delivery of materials of an Appointed Supplier to FRESENIUS be deemed a breach of any contractual obligation by FRESENIUS.

9.	[RESERVED]

10.	Liability Claims and Expire

10.1.

EXCEPT AS OTHERWISE EXPLICITLY STATED HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY AMOUNTS REPRESENTING ITS LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF GOODWILL, LOSS OF ECONOMIC OPPORTUNITY, OR INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, ARISING FROM THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTES OR ANY OTHER LEGAL THEORY).

10.2.

Except in connection with a Party’s obligations under Section 11 (Indemnification) or breach of obligations under Section 14 (Confidentiality), in any and all other cases, each Party’s liability for any breach of this Agreement shall be limited in the aggregate for each

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calendar year to the greater of (a) [***] or (b) the [***] for the [***] such breach occurred.

10.3.	Nothing herein shall limit either Party’s liability for death or personal injury due to that Party’s negligence.

10.4.	Statutory rules on the burden of proof remain unaffected by the above rules.

11.	Indemnification; Insurance

11.1.

COMPANY shall defend, indemnify and hold harmless FRESENIUS, its officers, agents and employees from any Losses in connection with any Third Party claim, demand or cause of action (“Claim”) arising out of or related to; (a) the alleged infringement or violation of a Third Party’s Intellectual Property rights to the extent relating to the use of know-how included in COMPANY Intellectual Property in accordance with the terms of this Agreement or COMPANY’S other instruction; (b) COMPANY’S negligent, willful or reckless acts or omissions with respect to the distribution, marketing and/or sale of the Products; (c) COMPANY’S breach of this Agreement or applicable law, rules or regulations; or (d) personal injury to consumers relating to the Products, other than injury due to FRESENIUS’ gross negligent, willful or reckless acts or omissions, breach of this Agreement or applicable law, rule or regulation, or failure to manufacture, label or package the Products in accordance with the Specifications.

11.2.

FRESENIUS shall defend, indemnify and hold harmless COMPANY its officers, agents and employees from Losses in connection with any Claim arising out of or related to: (a) FRESENIUS’ negligent, willful or reckless acts or omissions with respect to the manufacture, labeling or packaging of the Products, including any personal injury to consumers relating to the Products arising as a result thereof; (b) FRESENIUS’ breach of this Agreement or applicable law, rule or regulation, including without limitation failure to manufacture the Products in accordance with the Specifications; or (c) infringement or violation of a Third Party’s Intellectual Property rights as a result of FRESENIUS’s use of a manufacturing process for the manufacture of the Products hereunder to the extent such process does not involve know-how included in COMPANY’S Intellectual Property or any formulation or composition of the Products that is not a direct result of the written instructions of COMPANY or the direct compliance with the Specifications.

11.3.

In the event either FRESENIUS or COMPANY seeks indemnification under this Article 11 from the other, it shall inform such other Party of a Claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying Party to: assume direction and control of the defense of the Claim (including the right to settle the Claim solely for monetary consideration), and shall reasonably cooperate as requested by and at the expense of, the indemnifying Party in the defense of the Claim. In addition, either Party may be represented by its own counsel at its own expense.

11.4.	COMPANY and FRESENIUS shall each maintain throughout the Term commercial liability insurance covering product liability and other consumer injuries arising from the

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sale of the Products in an amount of at least [***]. At the request of either Party, the other Party shall provide documentation sufficient to show proof of coverage.

12.	Product Recall

COMPANY shall have sole discretion over whether and under what circumstances to require the recall of a Product. Each Party will inform the other Party pursuant to Section 17,2 immediately after receiving knowledge of reasons for a Product recall.

13.	Intellectual Property

13.1.

COMPANY shall solely own any improvement and/or invention relating specifically to the Products (including the manufacture thereof) and all Intellectual Property rights therein (“Product Improvements”) and FRESENIUS hereby irrevocably assigns and transfers to COMPANY ail right, title and interest in and to all Product Improvements as they are made, and agrees to perform such actions as COMPANY may reasonably request to cause sole ownership of the Product Improvements to vest in COMPANY. FRESENIUS covenants that each of its employees and independent contractors conducting activities hereunder is obligated to assign ail of his or her rights, title and interest in and to any Product Improvements to FRESENIUS and, as between the Parties, FRESENIUS is responsible for payment of any compensation that may be due in connection with such assignment. COMPANY shall solely own and shall be entitled to apply for patent protection on Product Improvements at its expense and risk.

13.2.

FRESENIUS shall solely own any improvement and/or invention generated and/or derived by FRESENIUS in the conduct of Manufacturing Activities that is applicable generally to manufacturing both of the Product and of other products and all Intellectual Property rights therein (“Manufacturing Improvements”). FRESENIUS shall solely own and shall be entitled to apply for patent protection on Manufacturing Improvements at its expense and risk. FRESENIUS hereby grants COMPANY and its Affiliates a royalty free non-exclusive license to use the Manufacturing Improvements in connection with the Products during the term of this Agreement.

13.3.

For clarity, nothing in this Agreement shall alter the ownership of any Intellectual Property owned or controlled by a Party as of the Effective Date or that is obtained by a Party independently of this Agreement.

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14.	Confidentiality

14.1.

Except as otherwise provided in this Agreement, any Confidential Information which is disclosed by or on behalf of a Disclosing Party to the Receiving Party will remain the property of the Disclosing Party.

14.2.	The Receiving Party undertakes

14.2.1

to use the Disclosing Party’s Confidential Information solely and exclusively for the purposes of this Agreement (or such other purpose as is agreed in writing between the Parties at the time of disclosure), and not to use such Confidential Information for any other purpose whatsoever, including the development, manufacture, marketing, sale or licensing of any process or product or any other commercial purpose anywhere in the world, unless the Parties enter into an agreement specifying otherwise; and

14.2.2

to maintain the confidentiality of the Disclosing Party’s Confidential Information and not to disclose it directly or indirectly to any other company, organisation, individual or third Person, except as expressively permitted;

14.2.3	at the request of the Disclosing Party, to return, delete or destroy all copies of the Disclosing Party’s Confidential Information, in whatever form it is held.

14.3.

Notwithstanding Section 14.2, the Receiving Party may disclose the Disclosing Party’s Confidential Information to any of its Affiliates, and its and Its Affiliate’s directors, employees and professional advisers who need to know such Confidential Information in order to fulfill the purpose of this Agreement, provided that the Receiving Party procures that prior to such disclosure, each such Person to whom such Confidential Information is to be disclosed is made aware of the obligations contained in this Agreement, and adheres to these terms as if it were a party to this Agreement.

14.4.

Nothing in Section 14.2 will preclude disclosure of any Confidential Information required by any governmental, quasi-governmental or regulatory agency or authority or court entitled by law to disclosure of the same, or which is required by law or the requirements of a national securities exchange or another similar regulatory body to be disclosed, provided that the Receiving Party promptly notifies the Disclosing Party when such requirement to disclose has arisen to enable the Disclosing Party to seek an appropriate protective order, to make known to the relevant agency, authority, court or securities exchange the proprietary nature of such Confidential Information, and to make any applicable claim of confidentiality. The Receiving Party agrees to co-operate in any action which the Disclosing Party may decide to take. If the Receiving Party is required to make a disclosure in accordance with this clause, it will only make a disclosure to the extent to which it is obliged.

14.5.

The provisions of Section 14.2 will not apply to any of the Disclosing Party’s Confidential Information which the Receiving Party can demonstrate, to the reasonable satisfaction of the Disclosing Party:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.5.1

was already in the possession of the Receiving Party or any of its Affiliates and at the Receiving Party’s or any of its Affiliates’ free use and disposal or in the public domain (through in each case no fault of the Receiving Party or any of its Affiliates or no breach of this Agreement by the Receiving Party) prior to its disclosure by the Disclosing Party under this Agreement;

14.5.2	is purchased or otherwise legally acquired by the Receiving Party or any of its Affiliates at any time from a third Person having and the right to disclose it;

14.5.3	comes into the public domain, otherwise than through the fault of the Receiving Party or any of its Affiliates; or

14.5.4	is independently generated by the Receiving Party or any of its Affiliates without any recourse or reference to the Disclosing Party’s Confidential Information.

14.6.	The obligations of each Party in this Article 14 will survive for a period of five (5) years after the date of expiration or effect of termination of this Agreement.

15.	Exclusivity

15.1.	FRESENIUS undertakes to manufacture and supply the Products exclusively to COMPANY.

15.2.

15.2    COMPANY agrees to purchase from FRESENIUS the minimum order quantities of Product in accordance with the applicable Product Schedule and any quantities in excess thereof contained in any binding or any semi-binding (subject to adjustment as permitted by Section 3.2) portion of any Forecast, subject to FRESENlUS’s ability to deliver such quantities in accordance with Article 4 and the warranties set forth in Article 5

15.3.	Provided that COMPANY complies with its obligations in the Section 15.2, COMPANY shall be free to obtain supplies of Products from sources other than FRESENIUS.

16.	Term and Termination

16.1.

This Agreement shall become effective at the Effective Date and shall extend for a period of five (5) years (“Initial Term”), unless earlier termination as described in Articles 16.2 and 16.3. The Agreement shall be automatically extended for subsequent periods of twenty-four (24) months (each, an “Extension Term”) unless either Party terminates this Agreement by giving the other Party a written notice by registered mail twelve (12) months prior to the end of the Initial Term or prior to the end of the then-current Extension Term, but not before the date of expiration of the Product Schedule that has the latest expiration date.

16.2.	In addition to any other provision of this Agreement expressly providing for termination of this Agreement, this Agreement may be terminated immediately by either Party upon notice to the other Party:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

–	in the event of a material breach of this Agreement by the other Party, where such breach is capable of cure and such breach remains uncured for thirty (30) days after notice of such breach;

–	in the event of a breach of this Agreement by the other Party where such breach is not capable of cure;

–

if the other Party shall file in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an the appointment of a receiver or trustee of such other Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it filed in any insolvency proceeding that is not stayed or dismissed within sixty (60) days, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors;

–	if any creditor or lienholder takes possession of any material part of the assets of the other Party;

–	if any distress, execution or other such process is levied or enforced upon or against any of the material assets of the other Party;

–

if the other Party ceases or threatens to cease to carry on the whole or substantially the whole of its business or that part of its business to which this Agreement (or all Product Schedules, as the case may be) relates.

Further, COMPANY shall have the right to terminate this Agreement upon twelve (12) months’ prior written notice if FRESENIUS objects or fails to respond in accordance with Section 3.6 to COMPANY’S request made thereunder.

16.3.	Without prejudice to any other rights or remedies which either Party may have, upon the termination of this Agreement, howsoever the same occurs, each Party shall:

–	immediately pay to the other Party ail undisputed sums which at the date of termination are due and payable to the other Party under this Agreement;

–	immediately cease all use of any property of the other Party, including any Intellectual Property rights of the other Party that are not irrevocably licenses to such Party; and

–

within twenty eight (28) days after such termination, at its own expense, return to the other Party any property of the other Party in its possession, custody or control, including subject to Sec. 14.2.3 all Confidential Information of that Party and copies of it.

16.4.	Sec. 1, 10, 11, 12, 13, 14 (as provided in Sec. 14.6), 17, 18, 19 and Sections 16.3 and 16.4 will survive expiration or termination of this Agreement, howsoever the same occurs.

16.5.	This Sec. 16 applies for the term and termination of any individual Product Schedule as well, except to the extent the term or the termination is regulated differently in the Product

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule. A termination of this Agreement automatically leads to a termination of all Product Schedules, subject to Section 16.1 in the case of non-renewal.

17.	Notices

17.1.

Notices of pharmacovigilance including but without being limited to notices of recalls and complaints as well as address and person in charge are governed by the Quality Agreement and its relevant Annex.

17.2.

Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be’ in writing and shall be deemed given only if delivered-by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognised overnight delivery service that maintains, records of delivery, addressed to the Parties at their respective addresses specified in this Agreement or to such other addresses of which notice shall have been given. Such Notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second delivery day after deposit with an internationally recognised overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

18.	Miscellaneous

18.1.

This Agreement contains the entire understanding between the Parties and supersedes any and all prior agreements, understandings and arrangements, whether written or oral, with respect to the subject matter hereof.

18.2.	No amendments, changes, modifications or alterations of the terms and conditions of this Agreement shall be binding upon either Party unless in writing -and signed by both Parties.

18.3.

Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be withheld or delayed unreasonably; provided, however, that (a) either Party may assign this Agreement, in whole but not in part, without such consent, to one of its Affiliates or to an assignee who acquires all or substantially ail of such Party’s business, business division relevant to the Products, or in the event of such Party’s merger or consolidation or similar transaction; and (b) the assigning Party shall promptly notify the non-assigning Party of any such assignment. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any Party of responsibility for the performance of any obligation hereunder. This Agreement shall be binding upon and inure to the benefit of each of the Parties and its successors and permitted assigns.

18.4.

Both Parties hereby expressly state that it is the intention of neither Party to violate any existing rule, law or regulations. If any of the provisions of this Agreement are held to be void or unenforceable, then such void or unenforceable provisions shall be replaced by valid and enforceable provisions which will achieve as far as possible the economic business intentions of the Parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.5.	Any amendment or modification of this Agreement must be in writing and signed by an authorised representative of each Party.

18.6.

If there is any inconsistency between a Product Schedule, a Quality Agreement or any other Exhibit, on the one hand, and this Agreement on the other hand, the terms of this Agreement shall govern unless such other document expressly provides that its terms (or a single term) shall govern. The Quality Agreement prevails in matters of quality.

19.	Law and Jurisdiction

This Agreement shall be governed, construed and interpreted in accordance with the laws of England, without reference to its conflict of law provisions and excluding specifically the UN Convention on Contracts for the International Sale of Goods. Place of exclusive jurisdiction shall be London.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SIGNED for and on behalf of	SIGNED for and on behalf of

Fresenius Kabi Austria GmbH	TransMedics Inc.

/s/ Anton Gerdenitsch	/s/ Waleed Hassanein

Signature	Signature

Name: Anton Gerdenitsch	Name: Waleed Hassanein

Title: Head of Contract Manufacturing Market Unit PP May 28, 2015	Title: CEO

Signed for and on behalf of

Fresenius Kabi Austria GmhH

/s/ Jorg Heinrich	/s/ Waleed Hassanein

Signature	Signature

Name: Dr. Jorg Heinrich	Name: Waleed Hassanein

Title: Plant Manager 28 May 2015	Title: CEO

Exhibit 1: Product Schedule(s)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Product Schedule No 1

FOR CONTRACT MANUFACTURING

to the CONTRACT MANUFACTURING AGREEMENT dated Apr 1st, 2015 (the “Agreement”), entered into between:

(1)	Fresenius Kabi Austria GmbH, Hafnerstrasse 36, A-8055 Graz, Austria (“FRESENIUS”)

and

(2)	TransMedics Inc., 200 Minuteman Road, Suite 302, Andover, MA 01810, USA (“COMPANY”).

This Product Schedule is made effective as of the day of its signature (the “Product Schedule Effective Date”), and is subject to all of the terms and conditions contained in the Agreement. Together, this Product Schedule and the Agreement form a binding agreement between the parties hereto in relation to the details set out in this Product Schedule.

The term of this Product Schedule is [***] beginning from the Product Schedule Effective Date. It will be extended and can be terminated according to Article 16 of the Agreement. In addition, COMPANY shall have the right to terminate this Product Schedule upon written notice and with a notice period of three (3) months to FRESENIUS if (a) the Product or the OCS Lung System is no longer covered by a CE Mark for any reason whatsoever or (b) if COMPANY does not receive FDA approval to market (i) the Product with an approved indication for the flushing of donor lungs for preservation during transplantation and (ii) the OCS Lung System in the United States by December 31, 2016. With respect to the binding and semi-binding portions of Forecasts in place at the time that COMPANY provides such notice of termination, if COMPANY does not issue Purchase Orders for U1e forecasted quantities within the specified time period in accordance with Section 3.2, FRESENIUS may issue to COMPANY an invoice for its cost of already delivered but unused raw materials ordered by FRESENIUS to satisfy such forecasted quantities, which invoice shall identify the specific raw materials actually on hand corresponding to such forecasted but unordered quantities of Products and the cost thereof. COMPANY shall pay any such properly documented invoice within thirty (30) days after receipt and, if requested by COMPANY, FRESENIUS shall ship such raw materials to COMPANY in accordance with COMPANY’s written instructions and at COMPANY’S cost.

This Product Schedule consists of the following parts:

  Part A:         Product Specification

  Part B:         Delivery terms and orders

  Part C:         Pricing and Payment

Product Schedule No. 1 - 1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART A: PRODUCT SPECIFICATION

1.	Product:

OCS™ Lung Solution in 1 liter IV bags

2.	Product Specification

The Product Specifications are regulated in the Quality Agreement and its relevant Annexes. A copy of the Product Specifications as of the Product Schedule Effective Date is attached hereto as Exhibit A. FRESENIUS shall provide COMPANY with a copy of any revised Product Specifications.

PART B: DELIVERY TERMS AND ORDERS

1.	Delivery Term (Incoterms 2010)

FCA Graz, Austria

2.	Packaging and Labelling

4-10 bags will be packaged into 1 labelled or pre-printed cardboard box, whereas several of these are packaged in a labelled shipper.

3.	Minimum Order Quantities (MOQs)

Company guarantees to purchase the following yearly minimum order quantities of Product:

Year	2014	2015	2016	2017	2018
Number of Bags	[***]	[***]	[***]	[***]	[***]

*The minimum order quantities for years 2016-2018 are contingent on the attainment of Product shelf life of at least [***] years. If such shelf life is not attained, the MOQs for such years shall be as follows: 2016: [***] / 2017: [***] / 2018: [***]

Any termination of the Agreement shall result in a pro rata adjustment to the MOQ for the 12-month period during which such termination becomes effective.

No individual order shall be less than one full batch of [***] liter.

Product Schedule No. 1 - 2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C: PRICING AND PAYMENT

1.	Price

OCS™ LUNG Solution
Price [€/bag] Ordered bags per year less than [***] bags	[***]
Price [€/bag] Ordered bags per year [***] bags	[***]
Price [€/bag] Ordered bags per year more than [***] bags	[***]

•	Prices are based on batch size of [***] liter.

•	The Price/bag will be fixed For a calendar year based on Company’s First Forecast for that calendar year as set forth in Section 3 of the Agreement.

•

If the actual quantity ordered in a calendar year would result in the application of a different tier as set forth above, then, within 60 days after the end of that calendar year, one Party will make a true-up payment to the other Party to cover the difference in the Price that was paid during such calendar year and the Price that should have been paid. For example, if the Forecast during 2016 is [***] units, the Price paid by COMPANY for each unit will be €[***],-. If COMPANY actually orders [***] units during 2016, FRESENIUS will make a true-up payment to COMPANY by 1 March 2017 of €[***] x [***] = €[***] to reflect the pricing of the tier applicable to the actual quantity ordered.

2.	Invoice Currency

Euro

3.	Fixed Price Term

Until 31st December 2015

4.	First Price Review Date

1st January 2016

Product Schedule No. 1 - 3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Compensation in case COMPANY does not purchase MOQs

•

If COMPANY does not purchase the yearly minimum order quantities as defined in B.3. of this Product Schedule, COMPANY needs to pay a compensation fee to FRESENIUS to cover the lost sales. This compensation fee shall be COMPANY’s sole liability and FRESENIUS’s sole remedy with respect to any failure by COMPANY to purchase the yearly minimum order quantities as defined in B.3. of this Product Schedule. This compensation fee shall be calculated by taking the gap between the actual quantity ordered and minimum ordered quantity of the respective year multiplied by the applicable price in the table below:

OCS LUNG Solution (without [***])
Price [€/bag] MOQ per year [***] bags	[***]
Price [€/bag] MOQ per year more than [***] bags	[***]

•

In the event that COMPANY purchases in any year exceed the minimum order quantity for that year, the excess in that year will be applied to the minimum order quantity commitment for the following year. The amount that can be carried over to [8.1.4] the next year will be limited to [***].

•

In the event that COMPANY purchases in any year less than the minimum order quantity for that year, COMPANY may apply purchases in excess of the minimum order quantity in the following year to meet the prior year shortfall. The excess purchased amount that can be so applied to meet the minimum order quantity in any shortfall year will be limited to [***]% of the applicable next year’s minimum order quantity. Any compensation fee paid under this part C.5 in respect of shortfalls covered by purchased amounts applied from following years will be promptly refunded to COMPANY.

•	The minimum commitment will not apply following any termination of the Contract Manufacturing Agreement.

Product Schedule No. 1 - 4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS PRODUCT SCHEDULE IS EXECUTED by the authorised representatives of the Parties as of the date first written above.

SIGNED for and on behalf of FRESENIUS	SIGNED for and on behalf of

/s/ Anton Gerdenitsch Signature	/s/ Waleed Hassanein Signature

Name: Anton Gerdenitsch	Name: Waleed Hassanein

Title: Head of Market Unit PP May 28th, 2015	Title: CEO

SIGNED for and on behalf of FRESENIUS	SIGNED for and on behalf of

/s/ Dr. Jörg Huund Signature	/s/ Waleed Hassanein Signature

Name: Dr. Jörg Huund	Name: Waleed Hassanein

Title: Plant Manager 28 May 2015	Title: CEO

Product Schedule No. 1 - 5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

PRODUCT SPECIFICATIONS

[to be attached]

Product Schedule No. 1 - 6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Rev	Author	Brief Description of the Change	DCO Approved	DCO Release Date
1	J. Carey	Initial Release	12208	15-May-2014
2	M. O’Hara	Update shelf life based on latest stability data and make minor corrections.	12280	2-Oct-2014
3	R. Bringham	Update Lung Solution Spec, [***], with new expiration date format, updated titles and formatting.	12473	11/10/2015
4	J. Sullivan	Update shelf life to [***]	12833	07/29/2016
5	P. Lezberg	Update acceptance criteria for magnesium and updated packaging requirements	12984	08/30/2017

“Suppliers shall not make changes in specifications, materials, processes or work covered by this document without prior written notification to and authorization from TransMedics, Inc”.

NOTICE OF PROPRIETARY PROPERTY

This document and the information contained in it are the property of TransMedics, Inc. It may not be copied or used in any manner nor may any of the information in or upon it be used for any purpose without expressed written consent from an authorized agent of TransMedics, Inc.

Signature	Date		Purchased Component Specification
Drawn By:	John Carey	5/5/2014	OCS™ Lung Solution. [***]
Approvals:	Wendy Lambert	5/15/2014
			Size A	Number: [***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Component Specification, OCSTM Lung Solution, REF 2300

1.	Component Specification:

•	Description

The purpose of this document is to define the purchased component specification for the OCS™ Lung Solution.

•	Performance requirement

Refer to following pages

•	Properties & Tolerances

Refer to following pages

•	Supplier Records

Fresenius Kabi Austria-GmbH will provide a Certificate of Analysis and a Certificate of Conformity with statement of conformance with each batch. The current version of the Purchased Component Specification to which the product was manufactured will be documented in the Quality Agreement. The Certificate of Conformity will note conformance to the Quality Agreement.

•	Labeling Requirements

The following labels will appear on the product and product packaging:

•	The primary container will be labeled per Label, Product, Lung Solution, REF [***] ([***]).
•	The shipping package will be labeled per Label, Packaging, Lung Solution, REF [***] ([***]).

Upon receipt at TransMedics each lot of Solution will be inspected according to Quality Procedure, OCS Lung Solution ([***]). The inspection will include verification of the expiration date based on the procedure found below in “Product Expiration Date.”

•	Packaging Requirements
•	Bags shall be shipped in a cardboard box containing [***] units per box.
•	Bags shall be oriented in the box perpendicular to the long edge
•	Note that the unit of measure for [***] is [***].

•	Storage Requirements
•	Storage of the OCS Lung Solution is recommended as follows.
◾	Do not store above [***].
◾	Do not [***].
◾	Upon receipt, the bags will be inspected according to Quality Procedure, OCS Lung Solution ([***]).
◾	Inspect carefully for indication of damage prior to distribution to end-users.

•	Safety and Handling Requirements

Not applicable

•	Handling Requirements

Not applicable

Document: [***]
Purchased Component Specification, OCS Lung Solution, REF [***]	[***]
TransMedics, Inc. Proprietary	Page 2 of 8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Component Specification, OCSTM Lung Solution, REF 2300

•	Approved Manufacturers

The manufacture and testing of the OCS Lung Solution includes participation of (4) vendors. Their contact information and participation are as follows:

Vendor	Vendor Participation
Fresenius Kabi Austria-GmbH Hafnerstrasse 36 8055 Graz-Austria (P) +43 (0) 316 249 0 (F) +43 (0) 316 249 1505	◾ Project Management ◾ Raw Material Testing ◾ Formulation/Fill ◾ Sterilization ◾ Labeling ◾ Lot Release including Testing
Österreichische Agentur für Gesundheit und Ernährungssicherheit GmbH (AGES) Institut für medizinische Mikrobiologie und Hygiene Beethovenstrasse 6, A-8010 Graz, Austria	◾ Sterility Testing
SGS Life Science Services SGS INSTITUT FRESENIUS Berlin GmbH & Co. KG Tegeler Weg 33 D-10589 Berlin Germany	◾ Raw Material Testing-[***] 40
Pharmacosmos A/S Roervangsvej 30 DK—4300 Holbaek Denmark	◾ Raw Material Provider -[***]

•	Inspection Requirements

Each batch will be inspected visually for damage upon receipt per [***], Quality Procedure (-QP) OCS™ Lung Solution.

•	Each Lung Solution box must:
•	Be affixed with a label in compliance with Label Specification [***]
•	Have no visible damage to the package

•	Each Lung Solution bag must:
•	Be labeled in compliance with Label Specification [***]
•	Have no visible damage to the container

•	Each Lung Solution batch must:
•	Include a Certificate of Analysis and a Certificate of Conformity

Document: [***]
Purchased Component Specification, OCS Lung Solution, REF [***]	[***]
TransMedics, Inc. Proprietary	Page 3 of 8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Component Specification, OCSTM Lung Solution, REF 2300

•	Product Expiration Date

The shelf life for a batch manufactured using the current revision of this specification is [***]. Product expiration will be based on the following information:

•	The date of manufacture
•	Validated stability (shelf life) data available at the time of manufacture
•	The expiration date (end of shelf life) will be calculated as follows:
o	Manufacturing day plus [***]

2.	Properties & Tolerances of the OCS™ Lung Solution Set

2.1.	The OCS™ Lung use model incorporates the use of an OCS Lung Solution.

2.1.1.

The OCS Lung Solution is a sterile, [***] solution that may be mixed with [***] in the OCS, and pumped through an explanted donor lung in order to maintain and assess the organ. Additionally, the OCS Lung Solution may be used to flush the donated lung.

2.1.2.	The OCS Lung Solution is provided in a [***] with a container closure system capable of accepting a line spike for addition of the OCS Lung Solution to the OCS™ Lung Perfusion Module (LPM).

2.2.	Raw Materials

2.2.1.	The raw materials used in the manufacture of the OCS Lung Solution will be purchased as compendial grade, that is, United States Pharmacopeia (USP) or European Pharmacopoeia (Ph.Eur.).

2.2.2.	Table 1 identifies the specified grade and compendial monograph associated with each raw material used for the manufacture of the OCS Lung Solution

Table 1: Raw Material Specifications for OCS Lung Solution Components

Component	Compendial grade	Monograph
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2.3.	Packaging Components and Specifications

2.3.1.	Primary Container ([***])

2.3.1.1.	Foil—The primary packaging foil is a multi-layer tube foil commonly used for parenteral nutrition solution Sets and has a thickness of [***]. All additives conform to the valid versions of [***].

Document: [***]
Purchased Component Specification, OCS Lung Solution, REF [***]	[***]
TransMedics, Inc. Proprietary	Page 4 of 8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Component Specification, OCSTM Lung Solution, REF 2300

2.3.1.2.	Port and cap—The Ship-Shape Infusion Corpus Port (SSC) is designed to withdraw solution Set from the infusion bag using an infusion Set or syringe. The port consists of [***].

2.3.1.3.	A partial view of the primary container system is pictured in Figure 1.

[***]

2.4.	Finished Product

2.4.1.	Specification for Batch(s)

Each batch of OCS Lung Solution will be manufactured using predetermined specifications. The specifications are defined in Table 2.

Table 2: Raw Material Specification for OCS Lung Solution Components

Component	Formula	Quantity (gm/L)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.	Performance Requirements

3.1.

The OCS Lung Solution is evaluated post-sterilization according to the acceptance criteria provided in Table 3. Testing performed by Fresenius Kabi Austria is designated as FKA while testing performed by Österreichische Agentur für Gesundheit und Ernährungssicherheit GmbH is designated as AGES. Methods are further described in Section 3.2 this document. The OCS Lung Solution is terminally sterilized to a Sterility Assurance Level of at least [***].

Document: [***]
Purchased Component Specification, OCS Lung Solution, REF [***]	[***]
TransMedics, Inc. Proprietary	Page 5 of 8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Component Specification, OCSTM Lung Solution, REF 2300

Table 3: Methods and Acceptance Criteria for the OCS Lung Solution

Test	Limit	Methods	Responsible Laboratory
Appearance	[***]	[***]	FKA
Identification-Glucose	[***]	[***]	FKA
Identification-Sodium	[***]	[***]	FKA
Identification-Potassium	[***]	[***]	FKA
Identification-Magnesium	[***]	[***]	FKA
Identification-Phosphate	[***]	[***]	FKA
pH	[***]	[***]	FKA
Volume in containers	[***]	[***]	FKA
Osmolality [mOsmol/kg]	[***]	[***]	FKA
Glucose [g/L]	[***]	[***]	FKA
Sodium [mmol/L]	[***]	[***]	FKA
Potassium [mmol/L]	[***]	[***]	FKA
Magnesium [mmol/L]	[***]	[***]	FKA
Total Phosphates	[***]	[***]	FKA
5-HMF	[***]	[***]	FKA
Visible particles	[***]	[***]	FKA
Sub-visible particles: - particles > 10um - particles > 25um	[***]	[***]	FKA
Endotoxins [IU/mL]	[***]	[***]	FKA
Sterility	[***]	[***]	AGES

3.2.	Each batch of OCS Lung Solution will be subjected to specification release testing.
3.2.1.	[***] will be utilized for release testing, when applicable.
3.2.2.	Where a [***] is not available, [***] will be validated prior to use.
3.3.	The methods associated with release testing as defined in Table 3 are described below.
3.3.1.	Appearance-Color ([***])Color is determined according to [***] Degree of Coloration of Liquids
3.3.2.	Appearance-Clarity ([***])Clarity is determined according to [***] Clarity and Degree of Opalescence of Liquids
3.3.3.	Identification-Glucose ([***])Glucose identification is an enzymatic determination performed according to [***]
3.3.4.	Identification-Sodium ([***]Sodium identification is determined by [***] Qualitative and quantitative determination of [***]
3.3.5.	Identification-Potassium ([***])Potassium identification is determined by [***] Qualitative and quantitative determination of [***] by measuring [***]
3.3.6.	Identification-Magnesium ([***])Magnesium identification is determined by [***] according to [***] Qualitative and quantitative determination of [***] by measuring [***]

Document: [***]
Purchased Component Specification, OCS Lung Solution, REF [***]	[***]
TransMedics, Inc. Proprietary	Page 6 of 8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Component Specification, OCSTM Lung Solution, REF 2300

3.3.7.	Identification-Phosphate ([***])Phosphate identification is a photometric determination performed according to [***]
3.3.8.	pH ([***])pH is determined according to [***]
3.3.9.	Volume in containers ([***])Volume in containers is determined according to [***]
3.3.10.	Osmolality ([***])Osmolality is determined according to [***]
3.3.11.	Glucose ([***])Glucose quantitation is an enzymatic determination performed according to [***]
3.3.12.	Sodium ([***])Sodium quantitation is determined by[***] Qualitative and quantitative determination of [***] by measuring the [***]
3.3.13.	Potassium ([***])Potassium quantitation is determined by [***] Qualitative and quantitative determination of [***] by measuring the [***]
3.3.14.	Magnesium ([***])Magnesium quantitation is determined by [***] Qualitative and quantitative determination of [***] by measuring the [***]
3.3.15.	Total Phosphates ([***])Phosphate quantitation is a photometric determination performed according to [***]
3.3.16.	5-HMF ([***])5-HMF determination is performed by [***]
3.3.17.	Visible Particles ([***])Determination of visible particle is performed according to [***]
3.3.18.	Sub-visible particles ([***]Determination of sub-visible particles is performed according to [***] Quantitation is made for particles of sizes [***]
3.3.19.	Bacterial Endotoxins ([***])Bacterial endotoxin is determined according to [***] Bacterial Endotoxins Test
3.3.20.	Sterility ([***])Sterility is determined according to [***]

4.	Stability

4.1.

OCS Lung Solution stability and determination of product shelf life was demonstrated through enrollment of the OCS Lung Solution in stability studies of up to [***]. Accelerated stability conditions were applied to the Technical batch with sample withdrawals scheduled throughout a [***] period. Real-time and accelerated stability conditions were applied to a minimum of [***] Stability batches with sample withdrawals scheduled throughout the enrollment period. The shelf life of existing clinical batches may be updated periodically based on the most current aging data available.

Document: [***]
Purchased Component Specification, OCS Lung Solution, REF [***]	[***]
TransMedics, Inc. Proprietary	Page 7 of 8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Component specification, OCSTM Lung Solution, REF 2300

4.1.1.

Technical Batch: Accelerated stability was assessed at [***] for [***]. The planned time points for the batch were [***], [***], [***], and [***] months. Solution stability was demonstrated under the planned test conditions to [***] months.

4.1.2.

Stability Batches: Real-time stability was assessed at [***] for [***]. The planned time points for the batches were [***], [***], [***], [***], [***], [***] and [***] months. In addition, (2) two of the batches were assessed at [***] months. Solution stability was demonstrated under the planned test conditions to [***] months.

4.1.3.

Stability Batches: Accelerated stability was assessed at [***] for [***] months. The planned time points for the stability batches were 0, 3 and 6 months. In addition, (2) of the batches were assessed at [***] month. Solution stability was demonstrated under the planned test conditions to [***] months.

4.2.

Supplemental stability data may be generated from additional full-scale batches. Sampling or withdrawal time points may vary based on the data required for the study (i.e. early withdrawal time points may be omitted).

5.	Sterility
5.1.	OCS Lung Solution sterility is assessed for lot release (Time 0) and at the final time point of the stability study at [***].
5.2.	A sterilization cycle has been validated for the OCS Lung Solution.
5.3.	The sterilization cycle is designed to achieve a Sterility Assurance Level (SAL) of at least [***].
5.4.	Pyrogenicity will be measured as a function of lot release using the [***] Test. The test will also be performed at the final time point of the stability study under real-time conditions ([***]).

6.	Change Control
6.1.	Any and all design or component changes shall require TransMedics’ written approval.
6.2.	Any and all temporary deviations shall require TransMedics’ written approval.

7.	Reference Documents
7.1.	Label, Product, OCS Lung Solution ([***])
7.2.	Label, Packaging, OCS Lung Solution, REF 2300 ([***])
7.3.	Quality Procedure, OCS Lung Solution ([***])
7.4.	United States Pharmacopeia, USP 36/NF 31, 2010
7.5.	European Pharmacopoeia, EP 8th Edition, 2014
7.6.	ICH Q1A (R2): Stability Testing of New Drug Substances and Products[1]
7.7.	Stability Plan OCS Lung Solution Set (acc)-1000 mL-bag, (FKA Kipdips 96,689)
7.8.	Stability Plan OCS Lung Solution Set (ICH)-1000 mL-bag (FKA Kipdips 96,672)
7.9.	Analysis of Glucose (FKA G242))
7.10.	Analysis of Sodium (FKA G201)
7.11.	Analysis of Magnesium (FKA G201)
7.12.	Analysis of Potassium (FKA G201)
7.13.	Analysis of Total Phosphates ((FKA G251)

1 The OCS Lung Solution is a component of a system (the Organ Care System) and is regulated as a medical device, not a pharmaceutical. It is not administered to a patient, and does not have contact with either the donor or the recipient during a lung transplant. Nonetheless, the ICH standards for testing new drugs provide well-recognized methods for evaluating solution stability and consequently will be relied upon to demonstrate that the device meets its performance specifications.

Document: [***]
Purchased Component Specification, OCS Lung Solution, REF [***]	[***]
TransMedics, Inc. Proprietary	Page 8 of 8